UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________
FORM 8-K
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 31, 2016

_____________________________________________
MPLX LP
(Exact name of registrant as specified in its charter)

_____________________________________________

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 672-6500
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Effective with the closing of the Transaction (as defined in Item 2.01 below), the following agreements were assumed by MPLX LP (the “Partnership”) through its ownership of Hardin Street Marine LLC (“HSM”).

Amended and Restated Transportation Services Agreement
HSM is a party to an Amended and Restated Transportation Services Agreement with Marathon Petroleum Company LP (“MPC LP”), entered into on January 1, 2015 (the “Transportation Services Agreement”), whereby HSM provides marine transportation of crude oil, feedstocks and refined petroleum products, as well as services related to such transportation. MPC LP pays HSM a monthly fee for such transportation and related services. The Transportation Services Agreement has an initial term of six years and automatically renews for two additional renewal terms of five years each unless either party provides the other party with written notice of its intent to terminate at least 12 months prior to the end of the then-current term.

The foregoing description of the Transportation Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Transportation Services Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

First Amendment to the Amended and Restated Transportation Services Agreement
HSM is a party to a First Amendment to the Amended and Restated Transportation Services Agreement with MPC LP, entered into on March 31, 2016, which amends the insurance-related provisions of the Transportation Services Agreement.

The foregoing description of the First Amendment to the Amended and Restated Transportation Services Agreement is not complete and is qualified in its entirety by reference to the full text of the First Amendment to the Amended and Restated Transportation Services Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Management Services Agreement
HSM is a party to an Amended and Restated Management Services Agreement with MPC LP, entered into on January 1, 2015 (the “Management Services Agreement”), whereby HSM provides certain management services to assist MPC LP in the oversight and management of its marine operations, including logistics, commercial, analytical, loss control and vetting services. MPC LP pays HSM a monthly fee for such management services. The Management Services Agreement has an initial term of six years and automatically renews for two additional renewal terms of five years each unless either party provides the other party with written notice of its intent to terminate at least 12 months prior to the end of the then-current term.

The foregoing description of the Management Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Management Services Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amended and Restated Employee Services Agreement
HSM is a party to a Second Amended and Restated Employee Services Agreement with Marathon Petroleum Logistics Services LLC (“MPLS”), entered into on January 1, 2015 (the “Employees Services Agreement”), whereby MPLS provides certain employee-related services in support of the assets owned or operated by HSM as well as certain other services to support the HSM business. HSM pays a monthly fee to MPLS for such services. The Employee Services Agreement has an initial term of six years and automatically renews for two additional renewal terms of five years each unless either party provides the other party with written notice of its intent to terminate at least 12 months prior to the end of the then-current term.

The foregoing description of the Employee Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Employee Services Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Guaranteed Supply Agreement
HSM is a party to a Guaranteed Supply Agreement with MPC LP, entered into on January 1, 2015, for the supply of 3.3 million gallons of fuel annually to HSM. Under the Guaranteed Supply Agreement, HSM must purchase the fuel on a ratable basis throughout the initial term or any successor term or MPC LP may reduce the sales volume on a pro-rated basis for each successive renewal term. The Guaranteed Supply Agreement has an initial term of one year and automatically renews for successive one year renewal terms unless either party provides the other party with written notice of non-renewal at least 60 days prior to the end of the then-current term.

The foregoing description of the Guaranteed Supply Agreement is not complete and is qualified in its entirety by reference to the full text of the Guaranteed Supply Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships
MPC LP and MPLS are wholly-owned subsidiaries of Marathon Petroleum Corporation (“MPC”). As the Partnership’s general partner, MPLX GP LLC (the “General Partner”) manages the Partnership’s operations and activities through the General Partner’s officers and directors. The General Partner is a wholly-owned subsidiary of MPC. As a result, certain individuals serve as officers and directors of both the General Partner and MPC. After giving effect to the Transaction (as defined in Item 2.01 below) MPC holds, indirectly through its subsidiaries, 79,466,136 common units representing limited partner interests in the Partnership (“MPLX Common Units”) representing approximately 24.0% of the MPLX Common Units issued and outstanding as of March 31, 2016. MPC also owns an indirect 2% general partner interest in the Partnership and all of the Partnership’s incentive distribution rights through its ownership of the General Partner.

Item 2.01	Completion of Acquisition or Disposition of Assets
As previously announced, on March 14, 2016, the Partnership entered into a Membership Interests Contribution Agreement (the “Contribution Agreement”) with the General Partner, MPLX Logistics Holdings LLC (“MPLX Logistics”) and MPC Investment LLC (“MPC Investment”), each a wholly-owned subsidiary of MPC. Pursuant to the Contribution Agreement, the Partnership agreed to acquire from MPC Investment for equity consideration valued at approximately $600 million (the “Equity Consideration”), all of the limited liability company interests of HSM, through a series of intercompany contributions (the “Transaction”). HSM owns MPC’s inland marine business. The inland marine business, comprised of 18 tow boats and 205 barges, transports light products, heavy oils, crude oil, renewable fuels, chemicals and feedstocks in the Midwest and U.S. Gulf Coast regions, and accounts for nearly 60% of the total volumes MPC ships by inland marine vessels.

The Transaction closed on March 31, 2016. In exchange for all of the limited liability company interests of HSM, the Partnership issued the Equity Consideration consisting of (i) 22,534,002 MPLX Common Units to MPLX Logistics and (ii) 459,878 general partner units to the General Partner in order to maintain its 2% general partner interest in the Partnership. MPLX Logistics agreed to waive distributions on the MPLX Common Units issued in connection with the Transaction for the Partnership’s first quarter 2016 cash distribution, and the General Partner will not be entitled to receive general partner distributions or incentive distribution rights that would otherwise accrue on such MPLX Common Units with respect to the Partnership’s first quarter 2016 cash distribution.

The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which was filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on March 17, 2016, and incorporated herein by reference.

MPLX Logistics, MPC Investment and the General Partner are wholly-owned subsidiaries of MPC. The description in Item 1.01 above of the relationships among the General Partner, the Partnership and MPC is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities
The description in Item 2.01 above of the Partnership’s issuance of common units to MPLX Logistics and general partner units to the General Partner in connection with the Transaction is incorporated into this Item 3.02 by reference, insofar as such information relates to the sale of unregistered equity securities. The sale and issuance of the common units to MPLX Logistics and general partner units to the General Partner in connection with the Transaction is exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
(b) Pro Forma Financial Information.
The financial statements and pro forma financial information required to be filed under Item 9.01 of Form 8-K will be filed within 71 days after the date upon which this Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit Number	Description

2.1
Membership Interests Contribution Agreement, dated March 14, 2016, between MPLX LP, MPLX Logistics Holdings LLC, MPLX GP LLC and MPC Investment LLC (incorporated by reference to Exhibit 2.1 to MPLX LP’s Current Report on Form 8-K (File No. 001-35714) filed with the Securities and Exchange Commission on March 17, 2016)

10.1	Amended and Restated Transportation Services Agreement, dated January 1, 2015, between Hardin Street Marine LLC and Marathon Petroleum Company LP
10.2	First Amendment to the Amended and Restated Transportation Services Agreement, dated March 31, 2016, between Hardin Street Marine LLC and Marathon Petroleum Company LP
10.3	Amended and Restated Management Services Agreement, dated January 1, 2015, between Hardin Street Marine LLC and Marathon Petroleum Company LP
10.4	Second Amended and Restated Employee Services Agreement, dated January 1, 2015, between Hardin Street Marine LLC and Marathon Petroleum Logistics Services LLC
10.5	Guaranteed Supply Agreement, dated January 1, 2015, between Hardin Street Marine LLC and Marathon Petroleum Company LP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: April 6, 2016	By:	/s/ Nancy K. Buese
Name: Nancy K. Buese
Title: Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

2.1
Membership Interests Contribution Agreement, dated March 14, 2016, between MPLX LP, MPLX Logistics Holdings LLC, MPLX GP LLC and MPC Investment LLC (incorporated by reference to Exhibit 2.1 to MPLX LP’s Current Report on Form 8-K (File No. 001-35714) filed with the Securities and Exchange Commission on March 17, 2016)

10.1	Amended and Restated Transportation Services Agreement, dated January 1, 2015, between Hardin Street Marine LLC and Marathon Petroleum Company LP
10.2	First Amendment to the Amended and Restated Transportation Services Agreement, dated March 31, 2016, between Hardin Street Marine LLC and Marathon Petroleum Company LP
10.3	Amended and Restated Management Services Agreement, dated January 1, 2015, between Hardin Street Marine LLC and Marathon Petroleum Company LP
10.4	Second Amended and Restated Employee Services Agreement, dated January 1, 2015, between Hardin Street Marine LLC and Marathon Petroleum Logistics Services LLC
10.5	Guaranteed Supply Agreement, dated January 1, 2015, between Hardin Street Marine LLC and Marathon Petroleum Company LP